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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 1994




                       AMERICAN EXPRESS COMPANY
- ------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



         New York                   1-7657             13-4922250
- -------------------------------   --------------    --------------
 (State or other jurisdiction     (Commission       (IRS Employer
       of incorporation)          File Number)      Identification



American Express Tower, World Financial Center
New York, New York                                         10285
- -----------------------------------------------         ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 640-2000
                                                     --------------


- ---------------------------------------------------------------------
    (Former name or former address, if changed since last report.)




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Item 5.  Other events.

American Express Company (the "Company") filed an 8-K Report on January 24, 1994 which included, among other disclosures, a schedule addressing the pro-forma impact of the Company's spin-off of the common stock of its subsidiary Lehman Brothers Holdings Inc. ("Lehman Brothers"). A revised pro forma schedule filed herewith reflects certain changes described below, and supersedes the schedule in the 8-K Report filed on January 24.


           A. Under "Pro Forma Adjustments," the "Interest on Capital Infusion" assumed the reduction of interest on the pay-down of $1.25 billion of long-term debt at a 4% after-tax rate. The new schedule assumes the pay-down of $1.19 billion of short-term debt at a 2% after-tax rate, which reduces the interest benefit from $50 million after-tax to $25 million after-tax. In addition, the "Pro Forma Adjustments" now include a $12 million after-tax interest charge representing (i) the interest allocated by Lehman Brothers to certain businesses sold, i.e., the retail and asset management businesses, as well as certain other assets related to such businesses ("SLBD") and Shearson Lehman Hutton Mortgage Company ("SLHMC"), for the carrying costs of buildings, improvements and equipment and certain acquisition related debt not directly eliminated by such sales,
(ii) offset in part by a reduction in interest expense resulting from the utilization of the cash proceeds by Lehman Brothers from the sale of SLBD, SLHMC and The Boston Company, Inc. ("TBC") to reduce short term debt and term notes. Giving effect to these adjustments, Lehman Brothers pro forma net income to common shareholders for the twelve months ended December 31, 1993 changed from a $93 million loss to a $130 million loss.

           B. In the "Preliminary 1993 selected statistical information," the Lehman Brothers pro forma income (described to exclude the gain on the sale of TBC, loss on the sale of SLBD, reserves for non-core businesses and net income of TBC/SLBD), has been reduced to reflect the
$25 million change in interest benefit and $12 million interest charge described above, and $21 million of the $100 million non-core business reserves (reflected under "Income excluding items listed below (A)") that related to certain non-core partnership syndication activities in which Lehman Brothers is no longer actively engaged.
Giving effect to all such adjustments, Lehman Brothers pro forma net income changed from $426 million to $368 million. The following table summarizes the adjustments discussed in this paragraph.
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    ($ Millions)              Pro Forma          Pro Forma
                              As Reported*       As Revised     Difference

Lehman Brothers
income excluding items
listed below (A)                 $376              $376             0

Reserves related to
non-core partnership
syndication activities              0               (21)          (21)

Interest expense previously
allocated to SLBD and SLHMC
($72 million), partially
offset by the interest benefit
on SLBD, TBC and SLHMC proceeds
($52 million)                        0              (12)          (12)
                                ------           ------        ------
       Subtotal                    376              343           (33)


Interest on Capital Infusion       50                25           (25)
                             (4% rate)         (2% rate)


Pro Forma Net Income               $426             $368          ($58)
                                 ======           ======        ======


*Per AXP Press Release

           C. In "Preliminary 1993 selected statistical information," the above changes required certain adjustments to Lehman Brothers' return on average shareholders' equity (11%) and return on average assets (.39%).

    AMERICAN EXPRESS COMPANY
    PRO FORMA IMPACT OF SPIN-OFF OF LEHMAN BROTHERS - REVISED
    ($ millions, except per share amounts - preliminary, unaudited)

                                                              American
                                       American                Express
    Twelve months ended                 Express    Lehman    Continuing
    December 31, 1993              Consolidated   Brothers   Operations

    Income excluding items
      listed below (A)                 $1,548      $376       $1,172

      Gain on FDC secondary offering      433         0          433
      Gain on sale of TBC                 165       165            0
      Loss on sale of SLBD               (630)     (630)           0
      Reserves for non-core businesses   (100)     (100)           0
      Net income of TBC / SLBD             87        87            0
      Lehman Brothers preferred
       dividend to Nippon Life            (25)      (25)           0
                                        -----      ----       ------
    Net income / (loss), as reported    1,478      (127) (1)   1,605

    Pro Forma adjustments
    Interest on capital infusion (2)                 25          (23)
    Incremental interest related to
        businesses sold (3)                         (12)           -
    New preferred dividend to American
      Express (4)                                   (16)          16
    Pro Forma net income to common                 ----       ------
      shareholders                                ($130)
    Pro Forma net income                           ====       $1,598
                                                              ======
    EPS excluding items listed
      above (A)                         $3.06                  $2.30
                                        =====                  =====
    EPS, as reported                    $2.92                  $3.17
                                        =====                  =====
    Pro Forma EPS                                              $3.16
                                                               =====
   (1) Lehman Brothers reported net loss of $102 before Nippon Life preferred dividend of $25.
   (2) Lehman Brothers new capital ($1,190) used to pay down debt at 2% after-tax; American Express lost interest income on $1,090 at 2% after-tax.
   (3) The difference between interest previously allocated to businesses sold and the interest benefit on proceeds from the sale of such businesses.
   (4) Estimated fixed rate of 8% on new Lehman Brothers preferred security owned by American Express.


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    As of December 31, 1993

    Lehman Brothers shareholders'
      equity                                     $2,052
      Additional capital ($890 common and         1,250
      $200 preferred from American               ------
      Express, $160 common from Lehman
      Brothers employees)

    Pro Forma Lehman Brothers
      shareholders' equity                       $3,302
                                                 ======

    American Express shareholders' equity
      Lehman Brothers shareholders' equity        2,052
      Less Nippon Life preferred stock             (508)
                                                  -----
      American Express investment in
        Lehman Brothers                           1,544

      American Express purchase of
        additional Lehman common equity             890
      Dividend of American Express                -----
        investment in Lehman common equity        2,434       (2,434)
                                                              ------
    Pro Forma American Express shareholders' equity           $6,300
                                                              ======

                                                                    Lehman
                                    American   American            Brothers
                                     Express    Express     Lehman    Pro
  Preliminary 1993 selected      Consolidated  Pro Forma   Brothers  Forma
  statistical information

  Income as described above (A)    $  1,548   $ 1,165 (5) $   376  $   368 (6)
  Assets at December 31             171,000    90,000      81,000   81,000
  Shareholders' equity at
    December 31                       8,734     6,300       2,052    3,302
  Return on average shareholders'
    equity                             19.1%     20.7%       18.1%    11.0%
  Return on average assets             0.86%     1.35%       0.40%    0.39%
  Average leverage                     22.3x     15.4x       45.2x    28.3x


    (5) Pro Forma income reflects $1,172 less lost interest of $23 on capital infusion plus income from new preferred security of $16.
    (6) Pro Forma net income before preferred dividends ($376 plus interest benefit of $25 on capital infusion, less incremental interest expense of $12 related to businesses sold, less $21 of reserves related to non-core partnership syndication activities in which Lehman Brothers is no longer actively engaged).

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                               SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERICAN EXPRESS COMPANY


                              By: /s/ Stephen P. Norman
                                 ----------------------------
                              Name:  Stephen P. Norman
                              Title: Secretary



Dated:  February 24, 1994